EXHIBIT 99.2

Investor Presentation June, 2019 Nasdaq : ASPU 1

Safe Harbor Statement Certain statements in this presentation and responses to various questions include forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding continued growth in nursing opportunities , expected increase in our market share, expected efficiency of our marketing efforts, the contractual value of our accounts receivable, and our expectations and plans regarding our hybrid pre - licensure program and future related partnerships. in The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “tar get ,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to us, are intended to identify forward - looki ng statements. We have based these forward - looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward - looking statements include the continued demand for nurses, continued effectiveness of our online marketing, how students react to our hybrid pre - licensure BSN program over time, and the Company’s ability to enter into and maintain partnerships with health care organizations to establish new campuses and/or finance those campuses. Further information on our risk factors is contained in our press release issued on March 11, 2019 and our filings with the SEC, our Prospectus Supplement filed on April 19, 2018 and the Form 10 - K for the fiscal year ended April 30, 2018. Any forward - looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward - looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Regulation G - Non - GAAP Financial Measures This presentation includes a discussion of Adjusted EBITDA, a non - GAAP financial measure. Certain information regarding these non - GAAP financial measures (including reconciliations to GAAP) is provided in the Appendix to this presentation, our press release dated June 4, 2019 and on the Investor Relations section of the Aspen website at www.aspu.com . 2

Aspen Group, Inc. is an education technology holding company that leverages its infrastructure and expertise to allow its two universities, Aspen University and United States University, to deliver on the vision of making college affordable again . 3

Aspen Group, Inc. – History 2011 – 2012 2014 2017 2018 4 Michael Mathews appointed CEO of Aspen University; AGI is formed and begins trading on OTCQB (ASPU) Aspen University announces t he breakthrough Monthly Payment Plan (MPP) Aspen University grows its online post - licensure Nursing school from ~700 to ~5,600 from 2014 - 2018 AGI Acquires United States University (regionally accredited) AGI uplists on Nasdaq United States University g rows its MSN - FNP program f rom ~100 to ~800 from 2017 - 2018 AU launches first BSN Pre - licensure campus in Phoenix, AZ AU announces second pre - licensure campus in Phoenix , embedded in HonorHealth facility (expected to open in 9/2019)

5 Disruptive Business Model Making College Affordable with Outstanding Student Outcomes

ASPU’s monthly payment plans are a revolutionary concept in for - profit education 6 Degree Program Monthly Payment ($) # of Months (tuition)* Tuition ($) RN to BSN (AU, USU) 250  (AU) or 47 (USU) 9,750 (AU) or 11,700 (USU) MSN (AU, USU) 325  (AU) or  /40 (USU) 11,700 (AU) or 12,350/13,000 (USU) DNP (AU) 375 51 18,900 MSN - FNP (USU) 375 62 23,250 Aspen has developed ~100 strategic relationships with healthcare providers, many of whom are subsidizing their employees’ tuition *Monthly payment duration for tuition only, additional monthly payments are added for any miscellaneous fees incurred

69% of ASPU’s active students pay monthly, for a total contractual v alue >$50mm 7 4,825 5,168 5,588 5,861 6,162 7,057 7,274 7,950 8,354 8,932 - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 April '18 July '18 October '18 January '19 April '19 Total Monthly Payment Students Monthy Paying Students - Aspen U + USU Active Student Bodies - Aspen U + USU

Aspen’s low cost of enrollment is driven by its in - house internet advertising and CRM system 8 The durability of this competitive advantage can be seen in the industry - leading conversion rate The traditional marketing approach of an online educator has been to purchase leads from third party providers ; whereas Aspen has differentiated itself from the outset by building an in - house internet advertising platform The CRM is then designed to take those leads and achieve best in class conversion rates via the use of an algorithm that recommends to enrollment advisors which potential students to engage with at the right time ~$150 Average Cost of Lead ASPEN ONLINE NURSING UNIT  1  9  Conversion Rate $ 1,361 Cost/Enrollment *As of April 2019, six - month rolling averages

Student outcomes are key to our success 9 Upon completing their studies, % of alumni that responded they achieved the goals they had when they started the course or program 97% Student Satisfaction Compared to the national average of 60% of students who began a bachelor’s degree at a 4 - year institution in fall 2010 (completion within 6 years) https :// nces.ed.gov /programs/ coe / indicator_ctr. asp 84.0% Graduation Rate — RN to BSN % of alumni that graduated without taking a federal loan while attending Aspen University 84.3% Financial Prudence* ASPEN UNIVERSITY ALUMNI SURVEY REPORTED TO DEAC FOR CY 2018 FINANCIAL PRUDENCE *Based on 1,564 Aspen University graduates between 2017 - 2018

Targeting the High Growth Nursing Profession 10

The aging population is fueling strong demand for nurses 11 The Bureau of Labor Statistics (BLS) estimated in 2016 that the demand for RNs will grow by 15% over the next decade to ~3.4mm; this situation is exacerbated by the high percentage of RNs who are approaching retirement age (>30% over 50) A recent study by HR consulting firm Mercer found that the U.S. needs to hire 2.3 million new health care workers by 2025 to aid the country’s aging population In addition to Baby Boomers’ higher demand for health care services as they live longer, BLS cites an increased emphasis on preventive care and growing rates of chronic conditions like diabetes and obesity as core reasons that are fueling the nursing industry’s growth

Highly educated nurses are in demand – with salaries to match 12 Degree Avg. Salary*** Purpose # Students* Associate $67,463 Minimum qualification required to become an RN n/a Pre - Licensure BSN $77,249 Undergraduate degree for those with no experience 201,517 RN to BSN $77,249 Designed for RNs to upskill and meet new industry standards 137,285 MSN $93,509 Designed for RNs looking to move into leadership positions 128,644 DNP $98,826 For RNs seeking a terminal degree in nursing practice 25,289 MSN - FNP $104,610 Designed to bridge the gap between an RN and a Physician 50,000** *Source: American Association of Colleges of Nursing, 2017 annual report (89.2% of schools reported, student counts are actua ls, not projections) **FNP specialization is a subset of the 128,644 total MSN students, actuals not available by specialization, therefore this i s a company projection *** Payscale.com

Higher salaries and demonstrated ROI incentivize higher graduation rates 13 Degree Program Program Cost ($) Salary Uplift ($)* Payback ( yrs ) RN to BSN 9,750 9,786 1.00 MSN 11,700 16,260 0.72 DNP 18,900 21,577 0.88 MSN - FNP (USU) 27,000 27,361 0.98 These short payback periods demonstrate how by completing a low - cost degree program students can materially improve their financial position Source: Payscale.com

Nursing students represent 81% of ASPU’s total student body 14 4,807 4,863 5,466 5,718 6,164 6,500 6,590 7,107 7,393 7,784 431 582 740 868 1,049 557 684 843 961 1,148 - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 April '18 July '18 October '18 January '19 April '19 AU and USU Active Student Body AU Nursing AU Total Students USU Nursing USU Total Students

With the addition of two new nursing programs, ASPU dramatically expanded TAM to more than $4bn 15 Launched CCNE Accredited Degree Program Market Size ($) 2011 Q4 2013 2012 Q4 2014 Master of Science in Nursing (MSN) Bachelor of Science in Nursing (RN to BSN) 478mm 2017 In Progress Doctor of Nursing Practice (DNP) 100mm USU Acquired — December 2017 2014 Master of Science in Nursing – Family Nurse Practitioner (MSN - FNP) 535mm July, 2018 Q4 2014 Pre - Licensure Bachelor of Science in Nursing (BSN) >3.0bn

16 Aspen University entered the >$3bn BSN Pre - Licensure campus business in July 2018

By offering a hybrid BSN P - L degree, Aspen has created an affordable offering in a >$3bn market 17 The AACN has estimated that there are 190,000 qualified entry level nursing students in the United States annually; however, there is only capacity amongst US nursing schools to accept 70% of worthy applicants Aspen accepted its first cohort of pre - licensure nursing students at its inaugural Phoenix campus in July 2018 and will offer an additional evening/weekend program from January 2019, doubling the number of potential students In October 2018, Aspen announced the signing of a memorandum of understanding with HonorHealth (5 hospital system in Arizona) to establish a nursing education center to provide qualified HonorHealth employees and general population applicants with an on - site accredited pre - licensure BSN program from Aspen University

Hybrid BSN P - L Program Projected to Deliver $30,000+ LTV per Enrollment 18 July 2018 cohort of 92 P - L students is projected to achieve a graduation rate in the same range or better than Aspen’s RN to BSN graduation rate of 76% Assuming each campus 3 - years out has 600 active students (400 2 - year core & 200 first year pre - requisite students), the revenue run rate at that enrollment level would project to be ~$9mm per campus Given the P - L program’s total cost of attendance (tuition + fees) is ~$47,600 for students that enter with no college credits, we’re currently projecting the LTV per P - L enrollment will be at least $30,000

Aspen has ample opportunity to invest in its business at very attractive ROIs 19 RN to BSN / MSN DNP MSN - FNP (USU) Revenue / Enrollment* 7,350 12,600 17,820 Marketing Cost / Enrollment* (1,361) (2,892) (1,619) Enrollment Advisor*    Instructional Costs**    Contribution Margin / Enrollment 3,918 7,322 11,191 Contribution Margin / Marketing $ 3 . 4 x 3 . 4 x 7.2x Marketing Efficiency Ratio 5.4X 4.4X 11.0X *As of 4/30/19 (assumes $6,000/month/EA) **Assumes $150/course completion for Aspen U, $345/course completion for USU MSN - FNP Student enrollment drives revenue which in turn is driven by marketing spend ; for every marketing dollar spent the company expects to receive > 4 . 4 x in revenue and > 3 . 4 x in contribution margin . These characteristics resemble a best in class SaaS company, not a traditional online educator .

ASPU pre - announced fiscal Q4 results on 6/4/19; the company grew 20% sequentially and has returned to delivering positive Adjusted EBITDA 20 Sequential Financial Results Q3 FY’2019 Q4 FY’2019 Revenue $ 8.5 million $ 10.2 million Net (Loss)/Income $ (2.4) million $ (1.6) million EBITDA $ (1.7) million $ (0.7) million Adjusted EBITDA $ (1.1) million $ 0.1 million Net Loss Per Share $ (0.13) $ (0.09) Sequential Improvement +$1.7 million (20%) +$0.7 million (32%) +$1.0 million (58%) +$1.2 million (107%) +$0.04 cents (31%)

Proven Management Team 21 • Former CEO of Interclick ( Nasdaq : ICLK, 2007 - 2011), sold to Yahoo! in 2011 for $270mm • Former Operating Exec of CKS Partners ( Nasdaq : CKSG, 1994 - 1998), sold to USWeb in 1998 for $344mm Michael Mathews Dr. Cheri St . Arnauld Chairman & Chief Executive Officer • Former CAO of Grand Canyon University ( Nasdaq : LOPE, 2007 - 2012) Chief Academic Officer Joseph Sevely • Former CFO of Cutwater Asset Management (2010 - 2015), $22 billion AUM, sold to BNY Mellon Chief Financial Officer Gerard Wendolowski • Former VP, Marketing of Atrinsic ( Nasdaq : ATRN, 2008 - 2011) Chief Operating Officer Dr. Anne McNamara • Former CNO of Grand Canyon University ( Nasdaq : LOPE, 2007 - 2014) • History of 90%+ NCLEX scores at GCU under Dr. McNamara’s leadership Chief Nursing Officer (Aspen University)

Equity Snapshot 22 As of 5/31/19 Ticker on Nasdaq : ASPU Share Price: $4.00 52 Week Range: $3.75 - $ 8.20 Market Cap: $75 Million Shares Outstanding: 18.5 Million Mgmt & BOD Ownership:

23 Appendix

Q3 Fiscal Year 2019 Results 24 For the Quarter Ended January 31, 2019 Revenues $ 8,494,627 Operating expenses Cost of revenues 4,076,980 General and administrative 6,284,041 Depreciation and amortization 555,292 10,916,313 Operating loss from operations (2,421,686) Other income (expense): Other income 142,180 Interest expense  76,434    65,746 Loss from operations before income taxes (2,355,940) Income tax expense (benefit)    Net loss $ (2,355,940) Adjusted EBITDA $ (1,105,209)

Net (Loss)/Income, Adjusted EBITDA and EPS 25 Consolidated AGI AU USU Net (Loss)/Income $ (2,355,940) $ (1.83M) $ 0.39M $(.92M) Adjusted EBITDA $ (1,105,209) $ (1.45M) $ 0.87M $(0.52M) Net Loss Per Share ($0.13)

Net Loss to Adjusted EBITDA Reconciliation ( Q3 FY’19) 26 Net Loss ($2,355,940) Interest Expense 74,248 Taxes _ Depreciation & Amortization 555,293 EBITDA (1,726,399) Bad Debt Expense 187,178 Stock - Based Compensation 350,838 Non - recurring Charges 83,174 Adjusted EBITDA (Loss) ($1,105,209)